PROMISSORY NOTE


Up to $44,000,000                                             New York, New York
                                                                   July 16, 1998
DOCUMENTARY STAMP TAX IN THE AMOUNT OF $141,291.50 HAS BEEN PAID ON THIS NOTE AS REQUIRED BY FLORIDA LAW AND STAMPS HAVE BEEN AFFIXED TO THE MORTGAGES RECORDED IN LEE AND ORANGE COUNTIES, FLORIDA (THE "FLORIDA MORTGAGES") AND CANCELLED. A DESCRIPTION OF THE CALCULATION OF THE DOCUMENTARY STAMP TAX IS SET FORTH IN EXHIBIT "B" OF THE FLORIDA MORTGAGES.


                  FOR VALUE RECEIVED, AIOP Lost Dutchman Notes, L.L.C., AIOP Brentwood West, L.L.C., AIOP Mullica, L.L.C., AIOP Gulfstream Harbor, L.L.C., AIOP Gulfstream Outlot I, L.L.C., AIOP Gulfstream Outlot II, L.L.C., AIOP Gulfstream Outlot III, L.L.C., and AIOP Serendipity, L.L.C., each a Delaware limited liability company (collectively, the "Maker"), promises to pay to the order of Salomon Brothers Realty Corp., a New York corporation (together with any subsequent holder of this Note, the "Holder") at its office located at Seven World Trade Center, New York, New York 10048, or at such other address as the Holder may from time to time designate in writing, the principal sum of up to Forty Four Million Dollars ($44,000,000) or so much thereof as shall have been advanced from time to time, together with interest thereon, and all other amounts payable under the Loan Documents, such principal, interest and other amounts to be payable as provided in the Loan Agreement.

                  This Note is the Note referred to in that certain Loan Agreement, dated as of July 11, 1998, among the Maker, as borrower and the Holder, as initial lender (as modified and supplemented and in effect from time to time, the "Loan Agreement"). Reference to the Loan Agreement is hereby made for a statement of the rights of the Holder and the duties and obligations of the Maker, but neither this reference to the Loan Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Maker to pay the principal, interest and other amounts, if any, payable with respect to this Note when due. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement. The outstanding principal amount shall bear interest at the rates provided for in the Loan Agreement.

                  This Note is secured by the REO Mortgages and certain other Loan Documents.

                  The principal sum evidenced by this Note, together with accrued interest and other sums or amounts due hereunder, shall become immediately due and payable at the option of the Holder upon the occurrence of any Event of Default in accordance with the provisions of the Loan Agreement. The Maturity Date of this Note shall be the earlier of (a) October ___, 1998, or
(b) such earlier date on which the entire Loan is required to be paid in full, by acceleration or otherwise under the Loan Agreement or any of the other Loan Documents.

                  With respect to the amounts due pursuant to this Note, the Maker waives the following: (1) all rights of exemption of property from levy or sale under execution or other process for the collection of debts under the Constitution or laws of the United States or any state thereof; (2) demand, presentment, protest, notice of dishonor, notice of nonpayment, suit against any party, diligence in collection of this Note, and all other requirements necessary to enforce this Note, except for notices required by Governmental Authorities and notices required by the Loan Agreement; and (3) any further receipt by or acknowledgment of any Collateral now or hereafter deposited as security for the Loan.

                  In no event shall the amount of  interest  (and any other sums or amounts that are deemed to constitute interest under applicable Legal Requirements) due or payable hereunder (including interest calculated at the Default Rate) exceed the maximum rate of interest designated by applicable Legal Requirements (the "Maximum Amount"), and in the event such payment is inadvertently paid by the Maker or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, and if in excess of such balance, shall be immediately returned to the Maker upon such determination. It is the express intent hereof that the Maker not pay and the Holder not receive, directly or indirectly, interest in excess of the Maximum Amount.

                  The Holder shall not by any act, delay, omission or otherwise be deemed to have modified, amended, waived, extended, discharged or terminated any of its rights or remedies, and no modification, amendment, waiver, extension, discharge or termination of any kind shall be valid unless in writing and signed by the Holder. All rights and remedies of the Holder under the terms of this Note and applicable statutes or rules of law shall be cumulative, and may be exercised successively or concurrently. The Maker agrees that there are no defenses, equities or setoffs with respect to the obligations set forth herein, and to the extent any such defenses, equities, or setoffs may exist, the same are hereby expressly released, forgiven, waived and forever discharged.

                  Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable Legal
Requirements, but if any provision of this Note shall be prohibited by or invalid under applicable Legal Requirements, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

                  The Holder may, at its option, release any Collateral given to secure the indebtedness evidenced hereby, and no such release shall impair the obligations of the Maker to the Holder.

                  This Note was negotiated in New York, and made by the Maker and accepted by the Holder in the State of New York, and the proceeds of this Note were disbursed from New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects (including, without limitation, matters of construction, validity and performance), this Note and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State and any applicable law of the United States of America.

                  Any legal suit, action or proceeding against the Holder by the Maker arising out of or relating to this Note shall be instituted in any federal or state court in New York, New York. Any legal suit, action or proceeding against the Maker by the Holder arising out of or relating to this Note shall be instituted in any federal or state court in New York, New York or in the state of California. The Maker hereby (i) irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum, and (ii) irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding. The Maker does hereby designate and appoint Skadden, Arps, Slate, Meagher & Flom, L.L.P. having an address of 919 Third Avenue, New York, NY 10022, as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any federal or state court in New York, New York, and agrees that service of process upon said agent at said address (or at such other office in New York, New York as may be designated by such agent in accordance with the terms hereof) with a copy to the Maker at 3410 South Galena Street, 17th Floor, Denver, Colorado 80222, and written notice of said service of the Maker mailed or delivered to the Maker in the manner provided in the Loan Agreement shall be deemed in every respect effective service of process upon the Maker, in any such suit, action or proceeding in the State of New York. The Maker (i) shall give prompt notice to the Holder of any changed address of its authorized agent hereunder, (ii) may at any time and from time to time designate a substitute authorized agent with an office in New York, New York (which office shall be designated as the address for service of process), and (iii) shall promptly designate such a substitute if its authorized agent ceases to have an office in New York, New York or is dissolved without leaving a successor.

                  The provisions of this Note shall be subject to the provisions of Section 8.24 of the Loan Agreement, which provisions are incorporated by reference as if herein set forth in full.

                  THE MAKER, TO THE FULLEST EXTENT THAT IT MAY LAWFULLY DO SO, WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION), BROUGHT BY ANY PARTY HERETO WITH RESPECT TO THIS NOTE OR THE OTHER LOAN DOCUMENTS. THE MAKER AGREES THAT THE HOLDER MAY FILE A COPY OF THIS WAIVER WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT OF THE MAKER IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY, AND THAT, TO THE FULLEST EXTENT THAT IT MAY LAWFULLY DO SO, ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN THE MAKER AND THE HOLDER SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

                  IN WITNESS WHEREOF, the Maker has caused this Note to be properly executed on the date first above written, and has authorized this Note to be dated as of the day and year first above written.

                                   AIOP LOST DUTCHMAN NOTES, L.L.C.,
                                   a Delaware limited liability company,

                                   By: ASSET INVESTORS OPERATING
                                       PARTNERSHIP, L.P.,
                                       a Delaware limited partnership
                                       its Sole Member

                                       By:  ASSET INVESTORS CORPORATION,
                                            a Maryland corporation
                                            its General Partner


                                            By:  /s/David M. Becker
                                                --------------------------------
                                                 Name:  David M. Becker
                                                 Title:  Chief Financial Officer


                                   AIOP BRENTWOOD WEST, L.L.C.,
                                   a Delaware limited liability company,

                                   By: ASSET INVESTORS OPERATING
                                       PARTNERSHIP, L.P.,
                                       a Delaware limited partnership
                                       its Sole Member

                                       By:  ASSET INVESTORS CORPORATION,
                                            a Maryland corporation
                                            its General Partner


                                            By: /s/David M. Becker
                                                --------------------------------
                                                Name:  David M. Becker
                                                Title:  Chief Financial Officer



                       [signatures continue on next page]

                                   AIOP MULLICA, L.L.C.,
                                   a Delaware limited liability company,

                                   By: ASSET INVESTORS OPERATING
                                       PARTNERSHIP, L.P.,
                                       a Delaware limited partnership
                                       its Sole Member

                                       By:  ASSET INVESTORS CORPORATION,
                                            a Maryland corporation
                                            its General Partner


                                            By: /s/David M. Becker
                                                --------------------------------
                                                Name:  David M. Becker
                                                Title:  Chief Financial Officer



                                   AIOP GULFSTREAM HARBOR, L.L.C.,
                                   a Delaware limited liability company,

                                   By: ASSET INVESTORS OPERATING
                                       PARTNERSHIP, L.P.,
                                       a Delaware limited partnership
                                       its Managing Member

                                       By:  ASSET INVESTORS CORPORATION,
                                            a Maryland corporation
                                            its General Partner


                                            By: /s/David M. Becker
                                                --------------------------------
                                                Name:  David M. Becker
                                                Title:  Chief Financial Officer





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


                                   AIOP GULFSTREAM OUTLOT I, L.L.C.,
                                   a Delaware limited liability company,

                                   By: ASSET INVESTORS OPERATING
                                       PARTNERSHIP, L.P.,
                                       a Delaware limited partnership
                                       its Managing Member

                                       By:  ASSET INVESTORS CORPORATION,
                                            a Maryland corporation
                                            its General Partner


                                            By: /s/David M. Becker
                                                --------------------------------
                                                Name:  David M. Becker
                                                Title:  Chief Financial Officer



                                   AIOP GULFSTREAM OUTLOT II, L.L.C.,
                                   a Delaware limited liability company,

                                   By: ASSET INVESTORS OPERATING
                                       PARTNERSHIP, L.P.,
                                       a Delaware limited partnership
                                       its Managing Member

                                       By:  ASSET INVESTORS CORPORATION,
                                            a Maryland corporation
                                            its General Partner


                                            By: /s/David M. Becker
                                                --------------------------------
                                                Name:  David M. Becker
                                                Title:  Chief Financial Officer






                       [signatures continue on next page]

                                   AIOP GULFSTREAM OUTLOT III, L.L.C.,
                                   a Delaware limited liability company,

                                   By: ASSET INVESTORS OPERATING
                                       PARTNERSHIP, L.P.,
                                       a Delaware limited partnership
                                       its Managing Member

                                       By:  ASSET INVESTORS CORPORATION,
                                            a Maryland corporation
                                            its General Partner


                                            By: /s/David M. Becker
                                                --------------------------------
                                                Name:  David M. Becker
                                                Title:  Chief Financial Officer



                                   AIOP SERENDIPITY, L.L.C.,
                                   a Delaware limited liability company,

                                   By: ASSET INVESTORS OPERATING
                                       PARTNERSHIP, L.P.,
                                       a Delaware limited partnership
                                       its Managing Member

                                       By:  ASSET INVESTORS CORPORATION,
                                            a Maryland corporation
                                            its General Partner


                                            By: /s/David M. Becker
                                                --------------------------------
                                                Name:  David M. Becker
                                                Title:  Chief Financial Officer